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                                                                    EXHIBIT 99.3


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                                            FORD MOTOR COMPANY RECAPITALIZATION ELECTION                          -----

SHARES OF FORD MOTOR COMPANY CLASS B STOCK OWNED BY YOU:                               CHOICE OF ELECTION

(1)  in certificate form:                                        (6)  [ ]  Mark this box if you wish to make a
                                                                           mixed or partial election and indicate
                                                                           the number of shares in the space
                                                                           provided next to the chosen election.

(2)  Taxpayer ID Number:                                         (7)  [ ]  $20 Cash Election For           Shares.
                                                                           You can elect to receive one share of
                                                                           Class B stock and $20 in cash.

(3)  [ ]  Mark this box if you want your new Ford                (8)  [ ]  New Stock Election For         Shares.
          Common Stock to be issued in another                             You can elect to receive one share of
          name. (Complete Box B on the reverse                             new Class B stock and a fraction of a
          side)                                                            share of new Ford Common Stock with a
                                                                           value of $20 based on the average of the
                                                                           trading prices of Ford Common Stock
                                                                           during a five trading day period ending
                                                                           on July 28, 2000.

(4)  [ ]  Mark this box if your Ford Class B Stock               (9)  [ ]  Pro Rata Election For         Shares.
          certificates which you wish to surrender                         You can elect to receive one share of
          have been lost, destroyed, mutilated                           new Class B stock and a combination of
          or stolen. Then, complete Box A below.                           cash and new Ford Common Stock with a
                                                                           value together of $20, based on the
                                                                           average trading prices during such
(5)  [ ]  Mark this box if you wish to provide                             period.
          special mailing instructions for the
          statements and/or checks to which you
          may be entitled. (Complete Box C on the
          reverse side).
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THE ELECTION AND TRANSMITTAL FORM WITH THE ACCOMPANYING CERTIFICATES MUST BE RECEIVED AT EQUISERVE BY 8:30 A.M. ON AUGUST 2, 2000
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You must mark either Box (7), (8), or (9) to make and Election                        YOU MUST COMPLETE THE SUBSTITUTE
in the Recapitalization                                                              FORM W-9 ON THE REVERSE SIDE, BOX D.

                                                                                        (10)

                                                                                        --------------------------------------------
                                                                                        Signature of Owner                (Date)

                                                                                        --------------------------------------------
                                                                                        Signature of Co-Owner, if any     (Date)

                                                                                        ---------------------  ---------------------
                                                                                         Daytime Telephone #    Evening Telephone #
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                             DO NOT DETACH - FOLD AND INSERT IN THE GREEN STRIPED ENVELOPE PROVIDED
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BOX A
                                           AFFIDAVIT OF LOST OR DESTROYED CERTIFICATE(S)
                                             AFFIDAVIT IS INVALID IF NOT SIGNED BELOW
             Complete this form only if you cannot locate some or all of your Ford Motor Company Class B Stock certificates.
                                                       Please print clearly.

                                                              Taxpayer ID:

                                                              ----------------------------------------------------------------------
                                                              TOTAL SHARES LOST                              |
                                                              -----------------------------------------------|----------------------
                                                              Please Fill In Certificate No(s) if Known      |Number of Shares
                                                              -----------------------------------------------|----------------------
                                                                                                             |
                                                              -----------------------------------------------|----------------------
                                                                                                             |
                                                              -----------------------------------------------|----------------------
                                                                                                             |
                                                              -----------------------------------------------|----------------------
                                                                                                             |
                                                              ----------------------------------------------------------------------
                                                                                    Attach separate schedule if needed
                                                              ----------------------------------------------------------------------

I certify that I am the lawful owner of the above shares described. These shares have not been pledged or endorsed and no other person, firm, corporation, agency or government has asserted any right or title, claim equity or interest in this (these)
certificate(s). I have made a diligent search for the certificate(s), and I have been unable to find it (them). I agree (for myself, my heirs, assigns and personal representatives), in consideration of the exchange of the shares represented by the certificate(s), to completely indemnify, protect and hold harmless each of GENERAL INSURANCE COMPANY OF AMERICA, Ford Motor Company, and EquiServe
Trust Company and their respective affiliates collectively, from and against any and all losses, costs and damages which they may be subject to, or liable for, as enumerated in your file. I agree that this form is attached to and made part of Blanket Bond Number
5926165 underwritten by GENERAL INSURANCE COMPANY OF AMERICA to protect Ford Motor Company, and EquiServe Trust Company, and their respective affiliates. I agree to surrender the certificate(s) for its (their) cancellation if I find it (them) at any time.

                         NOTARY REQUIRED FOR REPLACEMENT OF CERTIFICATES TOTALING 500 SHARES OR MORE
                            AFFIDAVIT IS INVALID IF NOT SIGNED BELOW AND/OR A CHECK IS NOT INCLUDED


   X Signed by Affiant (stockholder)                                            on this (date)
                                     -------------------------------------------              ------------------------------
                                     (Deponent) (Indemnitor) (Heirs Individually)                Month       Day       Year

   State of                    County of                               Notary Signature                                  ---------
   --------------------------------------------------------            ----------------------------------------------   |         |
                                                                       Printed Name of Notary                           |         |
                                                                       ----------------------------------------------   |         |
   Sworn to and subscribed to me this                                  My Commission Expires                            |         |
   --------------------------------------------------------            ----------------------------------------------   |         |
                                       (Month/Day/Year)                                             (Month/Day/Year)     ---------
                                                                                                                       (Notary Seal)
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                                   Replacement Insurance Premium Calculation for lost stock certificates.

                                         X                              .25                             =
----------------------------------------    ----------------------------------------------------------     -------------------------
                 SHARES LOST                                     INSURANCE PREMIUM PER SHARE                      TOTAL PREMIUM DUE
Please make your check payable to GENERAL INSURANCE COMPANY OF AMERICA and enclose it with the Transmittal Form.
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  PLEASE READ THE INSTRUCTIONS TO THE ELECTION AND  --------------------------------------------------------------------------------
  TRANSMITTAL FORM BEFORE COMPLETING THIS FORM.     BOX D                   SUBSTITUTE FORM W-9
                                                    --------------------------------------------------------------------------------
By signing on the reverse side:                     If the Taxpayer ID Number printed on the reverse
                                                    side of this Form is INCORRECT, cross it out and --> ---------------------------
-  I certify that I have read and understand the    write in the CORRECT number here.                   CORRECTED TAXPAYER ID NUMBER
   Instructions to the Election and Transmittal     --------------------------------------------------------------------------------
   Form.                                            Under penalties of perjury, I certify that:
                                                    (1) the number printed on the other side of this form or the corrected
-  I certify that all of the representations,       number above is my correct Taxpayer ID Number (or I am waiting for a
   warranties and agreements set forth in           number to be issued to me), and (2) I am not subject to backup
   paragraph 10, Important Information, in the      withholding because:
   Instructions to the Election and Transmittal     (A) I am exempt from backup withholding, or (B) I have not been
   Form are true and correct with respect to me     notified by the Internal Revenue Service (IRS) that I am subject to
   or with respect to the beneficial owner of       backup withholding as a result of a failure to report all interest or
   the shares tendered hereby, and that the         dividends, or (C) the IRS has notified me that I am no longer subject
   tendering stockholder is making these            to backup withholding (you must cross out item (2) above if you have
   representations and warranties to Ford           been notified by the IRS that you are currently subject to backup
   Motor Company and agreeing to the terms and      withholding).
   conditions of the Recapitalization.
                                                    M EXEMPT PAYEE ATTACH ENCLOSED IRS FORM W-8 CERTIFICATE OF FOREIGN
-  I certify that (i) I am eligible to              STATUS (IF APPLICABLE)
   participate in the Recapitalization and (ii)
   if I am tendering shares on behalf of a            X Signature                                                Date:
   beneficial owner, to the best of my              --------------------------------------------------------------------------------
   knowledge, such person is eligible to
   participate in the Recapitalization.             --------------------------------------------------------------------------------



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                          BOX B                                                                          BOX C
                   TO TRANSFER OWNERSHIP                                                       SPECIAL MAILING INSTRUCTIONS
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 If you want your new Ford Common Stock           Signature Guarantee Medallion       |    Fill in ONLY if mailing to someone other
 and/or check to be issued in another                                                 |    than the undersigned or to the
 name, fill in this section with the                                                  |    undersigned at an address other than
 information for the new account name. If                                             |    that shown on the front of this card.
 you want multiple accounts, list them on                                             |    Mail statement(s) and/or check(s) to:
 a separate sheet.                                                                    |
                                                                                      |
--------------------------------------------- ----------------------------------------| --------------------------------------------
Name(Please Print First, Middle & Last Name) (Title of Officer Signing this Guarantee)| Name(Please Print First, Middle & Last Name)
                                                                                      |
--------------------------------------------- ----------------------------------------| --------------------------------------------
Address                   (Number and Street)      (Name of Guarantor - Please Print) | Address             (Number and Street)
                                                                                      |
--------------------------------------------- ----------------------------------------|  -------------------------------------------
      (City, State & Zip Code)                         (Address of Guarantor Firm)    |
                                                                                      |
--------------------------------------------- ----------------------------------------|  -------------------------------------------
 (Tax Identification or Social Security Number)                                       |            (City, State & Zip Code)
                                                                                      |
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YOU MUST RETURN YOUR CLASS B STOCK CERTIFICATE(S) WITH YOUR COMPLETED ELECTION
AND TRANSMITTAL FORM AND ANY OTHER REQUIRED DOCUMENTS TO THE ADDRESS BELOW
BEFORE 8:30 A.M. ON AUGUST 2, 2000.

                               MAILING ADDRESS

BY MAIL:                BY OVERNIGHT COURIER:       BY HAND:

EquiServe               EquiServe                   EquiServe
P.O. Box 832004         Attn: Ford Motor Company    c/o Securities Transfer &
Boston, MA02283-2004    40 Campanelli Drive         Reporting Services, Inc.
                        Braintree, MA02184          Attn: Corporate Actions
                                                    100 William Street, Galleria
                                                    New York, NY10038

DELIVERY OF THE ELECTION AND TRANSMITTAL FORM TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT. BY MAIL, RETURN IN THE GREEN STRIPED ENVELOPE. DO NOT USE THE WHITE BALLOT ENVELOPE.

                       Call 1 800 243 7812 with questions

IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT THE INFORMATION AGENT, GEORGESON SHAREHOLDER COMMUNICATIONS, AT 1-800-243-7812. (U.S. AND CANADA) OR 00-44-207-335-7281 (OUTSIDE OF THE U.S. AND CANADA). BANKS, BROKERS AND OTHER INSTITUTIONS, PLEASE CALL 1-212-440-9800 (COLLECT).

IF YOU HAVE LOST CERTIFICATES VALUED AT $100,000 OR MORE, PLEASE CALL 1-800-279-1237 FOR ADDITIONAL INSTRUCTIONS.